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                                                                    EXHIBIT 99.1




                           DAVEL COMMUNICATIONS, INC.

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Davel Communications, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Signed:


/s/ John D. Chichester
------------------------------
John D. Chichester
Chief Executive Officer

Date:  August 14, 2002

/s/ Richard P. Kebert
------------------------------
Richard P. Kebert
Chief Financial Officer

Date:  August 14, 2002